UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 10, 2018

Date of Report: (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2850 W. Golf Road, Rolling Meadows, Illinois 60008-4050, (630) 773-3800

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Effective January 1, 2018, Arthur J. Gallagher & Co. adopted new accounting guidance, ASC Topic 606, relating to revenue recognition. As previously disclosed in our filings with the Securities and Exchange Commission (the “SEC”), we adopted this guidance using the full retrospective method under which we will restate each prior reporting period presented. In order to provide investors with supplemental information relating to the full-year and quarterly impact of this new accounting guidance on our financial results, we have updated the “Supplemental Quarterly Financial Information” presented on the investor relations page of our website. This updated document (the “Updated Supplemental Information”) presents adjustments to the financial information therein for each quarter in 2017 reflecting the impact of the new revenue recognition accounting guidance.

On April 9, 2018, we announced plans to host an informal management meeting on Wednesday, April 11, 2018, for the purpose of discussing the expected impact of the new revenue recognition accounting guidance on the presentation of our financial results going forward. As previously announced, a webcast of the meeting will be available through the investor relations page of our website at www.ajg.com. Information distributed during this meeting will be available at http://www.ajg.com/investors/special. Such information includes the Updated Supplemental Information referred to above, which is currently available on our website. It is provided for illustrative purposes only and should be read together with, and not considered a substitute for, our historical financial statements. The Updated Supplemental Information contains quarterly and full-year unaudited financial information not required to be included in our filings with the SEC until we file the applicable Quarterly Report on Form 10-Q or Annual Report on Form 10-K for 2018 containing such information. The financial information for 2017 presented in the Updated Supplemental Information may change between now and the time we submit our filings to the SEC and does not constitute a restatement of our historical financial statements previously filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: April 10, 2018	/s/ WALTER D. BAY
Walter D. Bay
Vice President, General Counsel and Secretary